STOCK OPTION AGREEMENT

                                     BETWEEN

                          FIRST MORTGAGE INVESTMENT CO.

                                       AND

                            ADVANCED FINANCIAL, INC.


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                                Table of Contents

1.    Capitalized Terms......................................................1

2.    Grant of Option........................................................1

3.    Option Exercise Price..................................................2

4.    Exercise of Option.....................................................3

5.    Term of Option.........................................................3

6.    Expiration.............................................................4

7.    Manner of Exercise.....................................................4

8.    Stockholder Rights of Holder...........................................5

9.    Amendment and Termination..............................................5

10.   Transferability........................................................5

11.   Adjustments of Shares Purchasable and Option Price.....................6

12.   Rights of Holders and the Corporation..................................8

13.   Other Provisions Relating to Rights of the Option Holder...............9

14.   Dissolution or Liquidation............................................11

15.   Compliance with Securities Act........................................11

16.   Notices...............................................................11

17.   Binding Effect........................................................12

18.   Governing Law.........................................................12

19.   Entire Agreement......................................................12

20.   Modification..........................................................12

Table of Exhibits...........................................................15


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                             ADVANCE FINANCIAL, INC.
                             STOCK OPTION AGREEMENT



      THIS STOCK OPTION AGREEMENT is made and entered into as of the 19th day of February, 1999, by and between ADVANCED FINANCIAL INC., a Delaware corporation (hereinafter sometimes referred to as "AFI" or the "Corporation") and FIRST MORTGAGE INVESTMENT CO, a Missouri Corporation, (hereinafter sometimes referred to as "FMIC" or the "Holder"). The Recitals are an integral part of this Stock Option Agreement (hereinafter sometimes referred to as "Agreement").


                                   RECITALS


      WHEREAS, Corporation is entering a Plan of Reorganization under Chapter 11 of Title 11 of the United States Code;

      WHEREAS, the parties are simultaneously entering into an Acquisition Agreement;

      WHEREAS,  as a condition of the Plan of  Reorganization,  the  Corporation
hereby  grants  Holder  an  Option  to  acquire   voting  common  stock  in  the
Corporation;

      WHEREAS, upon confirmation of the Plan of Reorganization, it is expected and anticipated that the Corporation will have issued and outstanding the sum of 3,000,000 Common Shares, being the only class of stock of Corporation, of which FMIC will own 1,800,000 shares;

      NOW THEREFORE, in consideration of the premises and of the respective covenants and agreements of the parties herein contained, and of other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending legally to be bound, agree as follows:


1. Capitalized Terms. Capitalized terms not otherwise defined herein have the meaning given them under the Acquisition Agreement.

2. Grant of Option. For value received, the Corporation hereby grants Holder a voting common stock Option (hereinafter sometimes referred to as "Option") subject to the terms set forth below, to subscribe for and purchase from the Corporation the number of shares determined in this paragraph, each of which shares shall be fully paid and non-assessable shares (hereinafter sometimes referred to as "Option Shares"), of voting common stock of the Corporation.

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      2.1 FMIC is granted  the right to acquire  that  number of shares of AFI's common capital stock necessary to increase FMIC's ownership from sixty percent (60%) to eighty percent (80%) of the issued and outstanding shares of common
capital  stock  of  AFI.   Assuming  that  upon  Confirmation  of  the  Plan  of
Reorganization, the then aggregate outstanding stock totals 3,000,000 shares and that FMIC then owns 1,800,000 shares, as set forth in the recitals, then such Option shall grant FMIC the right to acquire an additional Three Million
(3,000,000) shares, to increase its ownership from one million eight hundred thousand (1,800,000) shares to four million eight hundred thousand shares (4,800,000), thereby increasing the percentage of issued and outstanding shares owned by FMIC from 60% to 80%; provided however,

      2.2 The number of shares provided in paragraph 2.1 above shall be limited to that number of shares of AFI's common stock which, when taken together with all other transactions relevant to a "change of control" under ss. 382(g) of the Internal Revenue Code, would be one share less than that number which would trigger such a "change in control."

      2.3 The number of Option Shares and the Option Price per Option Share are subject to adjustment pursuant to paragraph 11 of this Agreement.

      2.4 This Option shall be registered in the Holder's name on the books of the Corporation at its principal executive office to be maintained by the Corporation and such Option shall be transferable only as provided herein. Until this Option is transferred on the books of the Corporation, the Corporation shall treat the registered Holder hereof as absolute owner of this Option for all purposes, notwithstanding any notice to the contrary.

3. Option Exercise Price. The Option Exercise Price for the Option Shares shall be One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) for the number of shares described in paragraph 2.1 above. Such price may be payable in whole or in part as follows:

      3.1 In the form of one or more business units which had an accumulated net fair market value at their respective dates of contribution of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00); or

      3.2 By cash or certified funds equal the difference between One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) and the fair market value of any business units, Option payments or the Extension Consideration previously contributed by FMIC to AFI or AFIM.

      3.3 In the event FMIC contributes one or more businesses with an aggregate net fair market value less than One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), then FMIC shall receive a pro rata portion of the maximum number of shares available under paragraph 2.1 above. Such pro rata portion shall include pro rata portion of stock for the Extension Consideration, if any was paid pursuant to paragraph 5.2.2 below.

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      3.4 In the event FMIC  contributed  cash in  exercise  of the  Option,  no appraisal shall be required. In the event FMIC acquired one or more business units in an arms length acquisition within sixty (60) days of contribution, no appraisal shall be required. The amount paid for such business shall be its fair market value for the purpose of determining net fair market value. In the event FMIC contributes a business unit which it did not purchase in an arm's length transaction within sixty (60) days of such contribution, an appraisal of such business unit shall be obtained at FMIC's expense to determine net fair market value.

      3.5 In the event that the fair market value of a business unit contributed by FMIC shall, when taken in conjunction with all prior transfers of cash and/or business units pursuant to the Option Agreement, exceed $1,500,000, then AFI shall issue its promissory note to FMIC for the difference between the actual fair market value of property and cash contributed and $1,500,000.

      The terms of such a note, if any, shall be as follows;

            3.5.1 It shall be for a term of five years, with interest payable quarterly in arrears for the first two years and thereafter principal and interest payments quarterly which are sufficient to amortize the balance of the note by the end of its term.

            3.5.2 It shall bear interest at the prime rate of NationsBank for its best 90 day commercial borrowers plus two percent, said rate to be adjusted on the first day of each calendar quarter to the rate prevailing at the close of NationsBank's business on the immediately preceding business day.

            3.5.3 It shall be secured by a lien against the assets which were transferred which gave rise to the existence of the note.

4. Exercise of Option. This Option is exercisable at any time during its term and before its expiration at 5:00 p.m., Kansas City, Missouri time on the date determined under paragraph 6 below, upon tender of the Option Exercise Form, attached as Exhibit A, and payment thereof of the Option Exercise Price as set forth in paragraph 3.

      This  Option may be  exercised  in whole or in part at any time during its
term.  Upon  partial  exercise,   the  number  of  shares   represented  by  the
consideration tendered shall be issued as provided herein.

5. Term of Option. The term of the Option shall be as follows:

      5.1 During a one year period commencing upon the Closing Date, ("First Option Year") FMIC may exercise the Option, or any part thereof, upon payment of the relevant Option Exercise Price as set forth in paragraph 3.

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      5.2 FMIC  may  extend  the  term of the  Option  for one  additional  year
("Second Option Year") if during the First Option Year, it has done one of the following:

            5.2.1 Under the terms described herein, FMIC has contributed to AFI or AFIM a business unit with a fair market value of not less than Five Hundred Thousand Dollars ($500,000); or

            5.2.2 FMIC has contributed One Hundred Thousand Dollars ($100,000) in cash or certified funds to AFI or AFIM as non-refundable consideration ("Extension Consideration") to extend the Option for one additional year.

6. Expiration. The Option shall expire by its terms if it has not been exercised during the First Option Year, or if extended, during the Second Option Year.

7. Manner of Exercise. Within ten (10) business days of the exercise of all or any part of this Option by the Holder, as herein provided, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Option Shares of voting common stock so purchased. The Corporation covenants and agrees that all the Option Shares of the voting common stock which may be issued and delivered upon the due exercise of this Option by the Holder shall, upon such issuance and delivery, be fully paid and non-assessable. The Corporation agrees at all times to reserve and hold available a sufficient number of Option Shares of the authorized but unissued voting common stock of the Corporation, or the voting common stock of the Corporation held as treasury stock, to cover the Option Shares of the voting common stock issuable upon the exercise of this Option.

            The Holder by acceptance of this Option hereby agrees that at the time of any exercise of this Option he will sign a written agreement with the Corporation in which he represents that he is then purchasing the Option Shares of the voting common stock being thus purchased for investment and not with a view to the offer for sale or the distribution thereof and agrees not to assign, hypothecate, pledge, sell or otherwise transfer with or without consideration such Option Shares except pursuant to an effective registration statement (which shall be effective with the United States Securities and Exchange Commission and/or any applicable laws of any State) or in a transaction which is exempt from registration.

            In order to enforce the restrictions imposed upon any Option Shares issued by the Corporation pursuant to this Agreement, the Corporation may cause a legend(s) to be placed on any certificate representing Option Shares, which legend(s) shall make appropriate reference to the restrictions imposed upon the Option Shares. The legend(s) shall substantially conform to the following legend:

      THE HOLDER OF THESE SHARES ACKNOWLEDGES AND AGREES THAT HE HAS REQUESTED AND HAS RECEIVED ALL FINANCIAL AND OTHER INFORMATION ON THE CORPORATION WHICH HOLDER DEEMS NECESSARY; THAT HE IS ACQUIRING SHARES FOR HIS OWN

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      ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE  DISTRIBUTION  OR RESALE
      THEREOF; THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE BLUE SKY LAWS; THAT THE SHARES MAY NOT BE SOLD, PLEDGED, ASSIGNED OR TRANSFERRED EXCEPT UPON THE TERMS AND THE CONDITIONS OF THE VOTING COMMON STOCK OPTION AGREEMENT BETWEEN CORPORATION AND HOLDER AND UNLESS EITHER SUCH SHARES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE APPROPRIATE STATE BLUE SKY LAWS OR, IN THE OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, SUCH TRANSACTION INVOLVING THE SHARES IS EXEMPT FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.


            An Option shall be exercisable by delivery of (1) a duly signed subscription form in writing, generally conforming to the notice set out in Exhibit A which is incorporated herein by reference, to such effect and (2) the full purchase price of the number of Option Shares being purchased pursuant to the exercise of the Option to the treasurer of the Corporation or to any other officer of the Corporation appointed for the purpose of receiving the same; provided, however, that this Option may not be exercised at any time when the exercise thereof violates any law or governmental order or regulation.

8. Stockholder Rights of Holder. The Holder does not have any rights or privileges of a stockholder of the Corporation with respect to any Option Shares issuable upon the exercise of such Option until certificates representing such Option Shares shall have been issued and delivered to such person.

9. Amendment and Termination. In the event that this Option has not been exercised on or before two years from the date of the Closing, the Option shall terminate and shall no longer be exercisable. In no event may the Option be exercised after the expiration of this term.

      The termination of the Option shall not affect any restrictions previously imposed on Option Shares issued pursuant to the Option.

10. Transferability. The transferability of the Option and Option Shares are governed by the provisions of this paragraph 10.

      10.1 This Option shall be freely transferable provided the Transferee honors all terms and conditions hereof and provided that the Transferee may not obtain any more shares than FMIC would have been entitled to. The Corporation may treat the registered Holder of this Option as the absolute owner hereof for all purposes notwithstanding any notice to the contrary.

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11.  Adjustments  of Shares  Purchasable  and Option Price.  In order to prevent dilution of the rights granted hereunder, the Option Price as set forth above and the number of Option Shares shall be subject to adjustment from time to time in accordance with this paragraph 11.

      11.1 Appropriate and equitable adjustment shall be made in the number of Option Shares of voting common stock subject to each outstanding Option or the Option Price or both, in the event of any changes subsequent to the effective date hereof in the outstanding voting common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, or consolidations, it being the purpose of this provision to insure that, in the event of an occurrence of such nature, the terms of the Option shall be adjusted to give the Holder, upon exercise of the Option, rights equivalent to the rights of a person who had held Shares of the Corporation's voting common stock in the amount subject to the Option immediately prior to the effective date of such occurrence. This paragraph shall apply, if equitable, in addition to paragraph
11.3 with respect to any transaction described therein.

      11.2 Upon any adjustment of the Option Price per share pursuant to paragraph 11.1, this Option shall thereupon evidence the right to purchase that number of Option Shares (calculated to the nearest hundredth) obtained by multiplying the number of Option Shares immediately prior to such adjustment by the Option Price per share in effect immediately prior to such adjustment and dividing the product so obtained by the Option Price per share in effect immediately after such adjustment.

      11.3   Change in Corporation or Shares.

            11.3.1 In case of any consolidation with or merger of the Corporation into another entity (other than a merger or consolidation in which the Corporation is the continuing entity), such successor shall execute in favor of the Holder hereof a supplement to this Option:

                     (a) providing that the Holder of this Option shall receive, upon exercise of this Option, in lieu of each Option Share of the Corporation deliverable upon such exercise immediately prior to such event, the kind and amount of property (or securities or cash, if any) receivable upon such consolidation or merger, by a holder of each share of the Corporation;

                     (b) setting forth the Option Price for the property (or securities or cash, if any so receivable for each Option Share of the Corporation, which (except as contemplated by paragraph 11.1) shall be an amount equal to the Option Price per Option Share immediately prior to such event; and

                     (c) providing that such successor entity assumes the due and punctual performance and observance of each and every covenant and condition of this Option to be performed or observed by the Corporation (including, without limitation, provisions for adjustment of the Option Price), as nearly as may be in relation to any Option Shares of stock, securities, or property thereafter deliverable upon the exercise hereof.

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            11.3.2 In case of any reclassification or change of the shares or in case of any consolidation or merger of another entity into the Corporation in which the Corporation is the continuing entity and in which there is a reclassification or change of the shares, the Corporation shall execute in favor of the Holder hereof a supplement to this Option:

                     (a) providing that the Holder of this Option, upon exercise of this Option, in lieu of each Option Share of the Corporation deliverable upon such exercise immediately prior to such event, shall receive the kind and amount of property (or securities or cash, if any) receivable upon such reclassification, change, consolidation or merger by a holder of one share of the Corporation; and

                     (b) setting  forth the Option  Price for the  property  (or securities or cash, if any) so issuable for each Option Share of the Corporation, which (except as contemplated by paragraph 11.1) shall be an amount equal to the Option Price per Option Share immediately prior to such event.

            11.3.3 A copy of the supplement  referred to in subsections  (a) and
(b) of this paragraph 11.3 shall be sent by the Corporation to the Holder of this Option as soon as practicable but no longer than 60 days after the execution thereof.

      11.4 Whenever the Option is adjusted as herein provided, the Corporation shall compute an adjusted Option Price and the adjusted number of Option Shares in accordance with this paragraph 11 and prepare a certificate setting forth the adjusted Option Price and the adjusted number of Option Shares based upon such computation, showing in reasonable detail the facts (and computations) upon which such adjustments are based, and the Corporation shall cause to be mailed to the Holder hereof a notice stating that the Option Price and the number of Option Shares have been adjusted, with a copy of such certificate attached. If the Holder disagrees with the computations made by the Corporation, the Holder may request a nationally recognized public accounting firm ("Holder's Accounting Firm") to confirm such computations and to prepare and mail to the Corporation and the Holder its results. In the event such results agree with the Corporation's computations, the expense of the computations prepared by the Holder's Accounting Firm shall be borne by the Holder. If the Holder's Accounting Firm's computations disagree with the computations prepared by the
Corporation, the Corporation's regular public accounting firm ("Corporation's Accounting Firm") and the Holder's Accounting Firm shall appoint another nationally recognized public accounting firm ("Third Party Accounting Firm") to verify the computations. The Third Party Accounting Firm decision shall be final. If the Third Party Accounting Firm verifies the Corporation's computations, the Holder shall be responsible for the expense of the computations of the Holder's Accounting Firm and the Third Party Accounting Firm. If, however, the Third Party Accounting Firm agrees with the computation prepared by the Holder's Accounting Firm, the Corporation shall bear the expense of the preparation of the computations by the Holder's Accounting Firm and the Third Party Accounting Firm.

      11.5 If at any time after the date of this Option:

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            11.5.1 the  Corporation  shall declare a distribution on its shares, other than a distribution of cash out of its undistributed net income paid at an established annual or quarterly rate; or

            11.5.2 the Corporation shall authorize the granting to the holders of its shares of rights to subscribe for or purchase any shares of any class or of any other rights; or

            11.5.3 there is a reclassification of the shares, or any consolidation or merger to which the Corporation is a party, or any lease, sale or conveyance to another entity of the property of the Corporation as an entirety or substantially as an entirety and for which approval of any stockholders of the Corporation is required; or

            11.5.4   there   is   a  voluntary   or   involuntary   dissolution,
liquidation or winding up of the Corporation; or

            11.5.5 the Corporation proposes to take any other action which would require an adjustment of the Option Price pursuant to paragraph 11 hereof; then the Corporation shall cause to be mailed to the Holder of this Option at least twenty (20) days prior to any applicable record date specified by the Corporation, a notice stating:

                     (a) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of record to be entitled to such distribution or rights are to be determined; or

                     (b) the date on which such distribution, reclassification, consolidation, merger, lease, sale, conveyance, dissolution, liquidation or winding up is expected to become effective; and

                     (c) the date as of which it is expected that holders of shares as shown on registration books maintained by the Corporation shall be entitled to receive such distribution or exchange their shares for securities or other property, deliverable upon such distribution, reclassification, consolidation, merger, lease, sale, conveyance, dissolution, liquidation or winding up; and the date on which it shall be determined which stockholders of record are entitled to vote on such transaction.


12. Rights of Holders and the Corporation. Except as provided in paragraph 11, a Holder shall have no rights by reason of any subdivision, or consolidation of shares of stock of any class of stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

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      The grant of an Option  pursuant to this Agreement shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

13. Other Provisions Relating to Rights of the Option Holder.

      13.1 No Holder of this Option, as such, shall be entitled to vote, to receive distributions or to be deemed the Holder of Option Shares of the Corporation nor shall anything contained in this Option be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Corporation, except as specifically provided herein, or any right to vote for the election of the board of directors of the Corporation or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any action of the Corporation (whether upon any recapitalization, issue of shares, reclassification of shares, consolidation, merger, sale, lease, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices expressly provided for in this Option), receive distribution or subscription rights, or otherwise (except as provided for in the Option) until this Option shall have been exercised and the Option Shares shall have been issued and delivered as provided in this Option; provided, however, that the Corporation acknowledges the Option Holder's right to acquire voting common stock of the Corporation pursuant to the terms hereof and agrees that until the expiration, cancellation or exercise hereof the rights of such Holder to acquire voting common stock of the Corporation shall be recognized and shall entitle such Holder to the same general protections afforded a stockholder of the Corporation against the breach of any fiduciary or other duty of good faith and fair dealing owed to a stockholder of the Corporation, by the Corporation, its officers or its directors.

      13.2   Corporation Registration.

            13.2.1 Tag Along Rights. If the Corporation determines to register any of its securities either for its own account or the account of any security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction pursuant to Rule 145 of the Commission (or substantially similar successor rule) or a registration on any registration form which does not permit secondary sales or does not include substantially the same information regarding the Corporation as would be required to be included in a registration statement covering the sale of the Option Shares, the Corporation will:

                     (a) promptly give to the Holder written notice thereof (which shall include the name of the managing underwriter or underwriters, if any, of the offering); and

                     (b) use its best efforts to include in such registration all Option Shares, as specified in a written request or requests given by the Holder of Option Shares within 15 days after such written notice from the Corporation described in clause (i) above is given, except as set forth in paragraph 13.2.2 below.

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            13.2.2  Underwriting.  The  right of the  Holder to  include  Option
Shares in a registration pursuant to paragraph 13.2 involving an underwritten public offering shall be conditioned upon the inclusion of such securities in the underwriting to the extent provided herein. Notwithstanding any other provision of this paragraph 13.2, if the managing underwriter or underwriters determine that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude from such registration and underwriting some or all of the Option Shares requested to be included by the Holder. In such event, the Corporation shall so advise the Holder, and the Option Shares held by the Holder shall, to the extent necessary, be excluded from such registration. If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Any Option Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            13.2.3 Expenses of Registration. The Corporation shall bear all registration expenses incurred in connection with all registrations pursuant to paragraph 13.2, except expenses described as professional fees and related expenses customarily paid for by such Shareholders who participate in such registrations.

            13.2.4 Information by Holders of Securities. The Holder shall furnish to the Corporation such information regarding the Holder and the proposed distribution, and execute any and all necessary documents and indemnifications, as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in paragraph 13.2.

            13.2.5 Transfer of Registration Rights. The rights to cause the Holder to register the Option Shares under paragraph 13.2 may be assigned by the Holder to assignees of the Option Shares provided, however, that such assignees in the aggregate must, after giving effect to such transfer, hold or demand to hold at least Ten Thousand (10,000) shares of Option Shares; and provided, further, that the Corporation is given written notice at the time of or within a reasonable time after such transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned; and provided, further, that any such transferee or assignee of such rights assumes the obligations of the transferor under paragraph 13.2.

            13.2.6 "Market Stand-Off" Agreement. The Holder, if requested by the Corporation and the underwriter of any public offering of the Corporation, shall agree not to sell or otherwise transfer or dispose of any Option Shares during a reasonable period following the effective date of the registration statement covering the public offering. Such agreements shall be in writing in a form satisfactory to the Corporation and such underwriter. The Corporation may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said period.

      13.3 The Corporation shall at all times have reserved and kept available an authorized number of Option Shares sufficient to permit the exercise in full of this Option.

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


      13.4 Notwithstanding anything contained herein to the contrary, the Corporation shall not be required to issue any fraction of an Option Share in connection with the exercise of this Option. All fractional share amounts shall be rounded off to the nearest whole share.


14. Dissolution or Liquidation. Except as otherwise provided herein, a dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate. At least twenty (20) days notice of the record date for determining stockholders entitled to participate in such liquidation or dissolution shall be given the Holder as required in paragraph 11.5.5.

15. Compliance with Securities Act. Notwithstanding anything contained herein to the contrary, no Option granted under this Agreement shall be exercised, and the Corporation may postpone the issuance and delivery of shares upon any purported exercise of an Option, until (a) the completion of a registration with the Securities and Exchange Commission or other qualification of such shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable, or (b) counsel for the Corporation shall have opined that the issuance of such Option Shares does not require registration under any Federal Securities Act, and, insofar as any local Blue Sky law might affect the issuance of such Option Shares, either the local Blue Sky Commissioner shall have ruled or counsel for the Corporation shall have opined that the issue is not subject to such local law or that such Option Shares shall have been duly qualified under such law. Any person exercising an Option shall make such representations and furnish such information as may in the opinion of counsel for the Corporation be appropriate to permit the Corporation, in the light of the then existence or non-existence of an effective Registration Statement under the Securities Act of 1933, as from time to time amended, with respect to such Option Shares, to issue the Option Shares in compliance with the provisions of that or any comparable law. The Corporation shall not have any liability with respect to any Option the exercise of which is delayed in good faith by the provisions of this paragraph 15.

16. Notices. Any notice or other communication to the Corporation or to the Holder of this Option shall be in writing and such notice or communication shall be deemed duly given or made if mailed by registered or certified mail, return receipt requested, postage prepaid and if to such Corporation to:

            Advanced Financial, Inc.
            5425 Martingale
            Shawnee, Kansas  66218

or such other address as the Corporation may designate by notice to the Holder and if to such Holder to:

            First Mortgage Investment Co
            5425 Martingale
            Shawnee, Kansas  66218

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


            cc: Steven H. Goodman
                Shughart Thomson & Kilroy, PC
                120 W. 12th St.
                Kansas City, MO  64105

or at such other address as the Holder may designate by notice to the Corporation.

17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation and Holder and his respective heirs, executors, administrators, legal representatives and successors.

18. Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the state of Delaware.

19. Entire Agreement. This Agreement constitutes the entire Agreement between the parties, and supersedes all prior Agreements and understandings relating to the subject matter of this Agreement.

20. Modification. This Agreement may be amended or modified only by written instrument executed by both Corporation and Holder.


      IN WITNESS WHEREOF, Corporation has caused this Agreement to be signed in its corporate name under its corporate seal by its president and its corporate seal to be hereunto affixed and the execution hereof to be attached by its secretary as of this _____ day of ______________, 1998


                                         ADVANCED FINANCIAL, INC.
ATTEST:


______________________________           By:______________________________
Secretary                                      William B. Morris
                                               Senior Vice President




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


                                         HOLDER:

ATTEST:                                  FIRST MORTGAGE INVESTMENT CO


______________________________           By:__________________________
Secretary                                    Charles Holtgraves,
                                             Vice President


                                 ACKNOWLEDGMENT

STATE OF ________________  )
                           )   ss:
COUNTY OF ______________   )


      On this ____ day of ________, 1998, before me, the undersigned, a Notary Public in and for said County and State personally appeared William B. Morris and ___________________________________, the Senior Vice President and
Secretary, respectively, of ADVANCED FINANCIAL, INC., known to me to be the persons who executed the within instrument in behalf of said Corporation and acknowledged to me that they executed the same for the purposes therein stated.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                         _________________________________
                                         Notary Public within and for said
My Commission Expires:                   County and State

______________________                   _________________________________
                                               Type Notary's Name Here




                                    13 of 15

                                 ACKNOWLEDGMENT

STATE OF ________________  )
                           )   ss:
COUNTY OF ______________   )


      On this ____ day of ________, 1998, before me, the undersigned, a Notary Public in and for said County and State personally appeared Charles A. Holtgraves and ________________ _____________________, the Vice President and
Secretary, respectively, of FIRST MORTGAGE INVESTMENT CO, known to me to be the persons who executed the within instrument in behalf of said Corporation and acknowledged to me that they executed the same for the purposes therein stated.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                         _________________________________
                                         Notary Public within and for said
My Commission Expires:                   County and State

______________________                   _________________________________
                                               Type Notary's Name Here

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